UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 21, 2009

TIBCO Software Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26579	77-0449727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3303 Hillview Avenue

Palo Alto, California 94304-1213

(Address of principal executive offices, including zip code)

(650) 846-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On August 24, 2009, TIBCO Software Inc., a Delaware corporation (“TIBCO”) filed a Current Report on Form 8-K to report it acquired DataSynapse, Inc., a Delaware corporation (“DataSynapse”). In response to Item 9.01(a) and Item 9.01(b) of such Current Report on Form 8-K, TIBCO stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and Item 9.01(b)(2). TIBCO hereby amends its Current Report on Form 8-K filed on August 24, 2009 to provide the required financial information.

Item 9.01.	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

The audited consolidated financial statements of DataSynapse as of and for the year ended December 31, 2008 are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited consolidated financial statements of DataSynapse as of and for the six months ended June 30, 2009, and the notes related thereto, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated financial information of TIBCO as of and for the six months ended May 31, 2009 and for the year ended November 30, 2008 giving effect to the acquisition of DataSynapse, are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among TIBCO Software Inc., Touchdown Acquisition Corporation, DataSynapse, Inc., the Persons listed on Annex 1, Bain Capital Venture Fund 2001, L.P., as Stockholder Representative and U.S. Bank, National Association, as Escrow Agent, dated as of August 21, 2009.*

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors for DataSynapse, Inc.

99.1	Press Release of TIBCO Software Inc. dated August 24, 2009.*†

99.2	Consolidated audited financial statements of DataSynapse, Inc. and subsidiaries as of and for the year ended December 31, 2008, and Report of Independent Auditors therein.

99.3	Unaudited interim condensed consolidated financial statements of DataSynapse, Inc. and subsidiaries as of and for the six months ended June 30, 2009, and the notes related thereto.

99.4	TIBCO Software Inc. unaudited pro forma condensed consolidated financial information as of and for the six months ended May 31, 2009 and for the year ended November 30, 2008.

*	Previously filed as an exhibit to the registrant’s Current Report on Form 8-K, Commission File No. 000-26579, filed on August 24, 2009.

†	This Exhibit has been furnished, not filed, with this Current Report on Form 8-K/A. Accordingly, this Exhibit will not be incorporated by reference into any other filing made by the Company with the Securities and Exchange Commission unless specifically identified therein as being incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIBCO Software Inc.

By:	/s/ SYDNEY L. CAREY
Sydney L. Carey Executive Vice President, Chief Financial Officer

Date: October 29, 2009

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among TIBCO Software Inc., Touchdown Acquisition Corporation, DataSynapse, Inc., the Persons listed on Annex 1, Bain Capital Venture Fund 2001, L.P., as Stockholder Representative and U.S. Bank, National Association, as Escrow Agent, dated as of August 21, 2009.*

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors for DataSynapse, Inc.

99.1	Press Release of TIBCO Software Inc. dated August 24, 2009.*†

99.2	Consolidated audited financial statements of DataSynapse, Inc. and subsidiaries as of and for the year ended December 31, 2008, and Report of Independent Auditors therein.

99.3	Unaudited interim condensed consolidated financial statements of DataSynapse, Inc. and subsidiaries as of and for the six months ended June 30, 2009, and the notes related thereto.

99.4	TIBCO Software Inc. unaudited pro forma condensed consolidated financial information as of and for the six months ended May 31, 2009 and for the year ended November 30, 2008.

*	Previously filed as an exhibit to the registrant’s Current Report on Form 8-K, Commission File No. 000-26579, filed on August 24, 2009.

†	This Exhibit has been furnished, not filed, with this Current Report on Form 8-K/A. Accordingly, this Exhibit will not be incorporated by reference into any other filing made by the Company with the Securities and Exchange Commission unless specifically identified therein as being incorporated by reference.